SUITE 450
                              6610 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 493-4600
                                 1-800-443-3036

                                      The
                                     TORRAY
                                      FUND

                                 ANNUAL REPORT

                               DECEMBER 31, 1996

THE TORRAY FUND
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PERFORMANCE

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                               February 14, 1997

Dear Fellow Shareholders:

     I am pleased to have this opportunity to tell you about The Torray Fund's results last year. Before doing so, however, I want to thank each of you for the confidence you have placed in us, and to extend a warm welcome to our many new shareholders.

     Your fund's value, including dividends, increased 29.09% during 1996, and over the last six years it has compounded at 20.56% annually. A comparison of these results to the Standard & Poor's 500 Stock Index appears in charts on pages 8 and 9 of this report.

     As I have mentioned before, one of our goals is to defer tax liability on your investment. So far, things have worked out well in meeting this objective. Assuming the maximum rates on capital gains and ordinary income, your fund's after-tax return for 1996 was 27.88%, and for the last six years it was 19.18%, compounded annually. No clever tactics were employed; we simply held onto our investments as opposed to trading them.

     In the 1995 Annual Report, we confessed surprise at our fund's 50% return that year, and said we didn't expect a rerun soon. Although last year was no match for '95, it far exceeded our expectations. Moreover, stock prices are still rising as I write, and people ask, "How long can this go on?" No one knows. It is evident, though, that current economic conditions favor investment in common stocks and the public has certainly embraced equities enthusiastically. If neither factor changes, the market may continue on its current track for the foreseeable future. We are not counting on it, however. In fact, we are not even thinking about the stock market. Instead, our attention is focused on the businesses in which The Torray Fund owns stock, and on the search for new opportunities.

     The fund's return last year was positively affected by above-market advances on seven of its ten largest holdings: IBM +65.2%, Citicorp +53.2%, Loral Space & Communications +46.4%, Student Loan Marketing (Sallie Mae) +41.1%, Liberty Bancorp (Okla.) +33.6%, Salomon, Inc. +33.2% and Mellon Bank +32.1%. Also contributing to results was a 119.6% rise in the shares of Interstate Bakeries Corp., the fund's twelfth largest investment. Even though these stocks and many of the fund's other holdings have appreciated significantly, we believe the companies are excellent values and that the shares will continue to reflect that fact in the long run. We have bought more stock in AT&T, IBM, Loral Space, Sallie Mae and Salomon

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--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PERFORMANCE

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------
since year end, and are adding to other current investments depending upon the prices at which they are available.

     I am also pleased to tell you that on December 31, 1996, Bank One, the tenth largest bank in America, agreed to exchange 1.175 shares of its stock for each share of Liberty Bancorp of Oklahoma in a transaction valued at $546 million, or approximately $52 per Liberty share. In response, Liberty's stock rose $8, and our 96,000-share position became the fund's fifth largest investment. I have served as a Director of Liberty since 1988, when I joined a small group of Oklahoma businessmen to help refinance the bank. While its acquisition marks the close of an era, it also represents an opportunity for The Torray Fund as a new investor in Bank One.

     The revival of Liberty Bancorp is an interesting story, but one which never would have been told were it not for the foresight, determination and generosity of Admiral John E. Kirkpatrick of Oklahoma City, Oklahoma. I am dedicating this 1996 Annual Report of The Torray Fund to Admiral Kirkpatrick -- not only for the role he played in Liberty's rescue, but, more importantly, for the example his life sets for all those with whom he comes in contact.

     I met John in the late 1980's in connection with Liberty's recapitalization. Although many share credit for its success, he deserves the most. His personal investment of $20 million in the face of great uncertainty was motivated by a desire to help not only the bank and its employees, but the community and the state of Oklahoma as well. It had nothing to do with making money. In fact, John says that he has never entered into a business arrangement just to make money. His selfless commitment in this case inspired others, and, in the end, $75 million was raised -- the majority within Oklahoma -- to launch what the Admiral called "The Oklahoma Plan". Today, he is Liberty's Chairman Emeritus and largest shareholder. He is also a towering benefactor of the State of Oklahoma. The 200,000 square-foot Omniplex Kirkpatrick Center for the arts and sciences attracts over 350,000 visitors annually, and the Kirkpatrick Foundation supports countless Oklahoma charities. A determined, yet gentle man, John is a loving husband to his wife, Eleanor, father to Joan and grandfather to Christian. Not given to formalities or paper shuffling, the Admiral favors the direct approach. When he looks you in the eye and shakes your hand, you need ask no more. I admire him greatly, and wish that each of you could know him.

     You are aware, I'm sure, that money is pouring into mutual funds. The Torray Fund has received its share, helping boost assets to more than $170 million in early February. This is neither necessarily good nor bad from your perspective. It depends on what we do with the

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--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PERFORMANCE

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------
money, and how we manage our business. On both counts, we are determined to do the right thing. As far as the money is concerned, it will always be invested in accordance with the principles we have espoused all along. Recently, as noted, we have added to existing holdings. We have also invested in other sound businesses, which for one reason or another may have hit a bump in the road, causing investors to run for cover. For example, a few years ago, a speculative bubble developed in telecommunications stocks. Wall Street believed at the time the industry would experience limitless growth. That view has now faded and the bubble has burst. Cable TV stocks are off sharply over fears that satellite systems may eventually put them out of business. AT&T shares have slumped, reflecting competition from British Telecom/MCI, Sprint and the so-called "dial around" independents. There is also concern that under deregulation the regional Bell operating companies will become aggressive competitors in the long distance market. Although Wall Street is negative on cable companies and AT&T, we are not. AT&T is now your fund's second largest investment after Salomon, Inc. We have also invested in three cable companies, Cox Communications, Tele-Communications, Inc. and, since year end, U.S. West Media Group. Finally, the satellite company, Loral Space and Communications, has been added to the portfolio. It is currently our third largest position.

     Now, I want to tell you about our plans for the future. We think it is likely The Torray fund's shareholder base and assets will continue to grow. If the recent pace continues, the fund could become very large in a short time -- billions of dollars in a few years, for instance. This scenario has played out many times in the fund industry, often ending in disappointment for shareholders. We are not going down that road. Explosive growth of assets has never been our objective. Instead, we have focused on making sure you get what you deserve. In order to protect our mutual investment from spinning out of control, we plan to close The Torray Fund to new investors at some point in the future, though just when is hard to say. We are contemplating visiting the issue if the fund's assets are in the range of $500 million to $1 billion. The decision will depend upon a number of factors, the most important being the fund's size and cash flow relative to the supply of investments meeting our criteria. As long as we can effectively invest new money, we will remain open. If the cash becomes unmanageable, the fund will close, although additional investments from existing shareholders would still be welcomed.

     Beyond controlling The Torray Fund's external growth, we want to make sure that shareholders are well-informed on all matters affecting their investment. We realize that while

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--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PERFORMANCE

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------
many of you may not need assistance, others surely do. The average person is simply not well-equipped by education and experience to fully understand complicated issues of finance and accounting, or to evaluate the overwhelming number of investment products on the market and the claims of those promoting them. As a result, many are forced to rely on brokerage firms, financial publications, market letters, mutual fund evaluation services, televised business shows, and so on. Unfortunately, though well-intentioned, these sources, on balance, are not doing the best job of helping their customers, subscribers and viewers. When the buzz words and background noise are filtered out, their message often boils down to little more than a prediction of the market's direction and which stocks and mutual funds are most likely to outperform it. We are not interested in these subjects. There are others, however, we think are important, and I would like to discuss two of them. One relates to the market capitalization of a company's shares and its bearing, if any, on future corporate performance and stock returns. The other involves the risks of investing in stocks and mutual funds, and whether they are a function of macro economics, stock market dynamics or business fundamentals.

     As many of you know, the term "market capitalization" refers to the combined value of a company's outstanding shares. IBM, for example, has roughly 500 million shares selling at about $150 each. Its capitalization is therefore $75 billion (500 million x $150). Liberty Bank has 10 million shares selling at $50, so its capitalization is only $500 million. Wall Street and the fund industry have convinced many people that returns can be enhanced and risks reduced by diversifying investments into various capitalization categories. They also have pushed the strategy of periodically changing the percentage committed to each category so as to always overweight the market sector thought to have the best immediate prospects. The fairly wide acceptance of this concept has spawned countless funds specializing in every conceivable market segment. In addition to those confined to specific industries like real estate, technology, natural resources, health care and finance, there are literally hundreds focused on "small cap growth", "small cap value", "mid cap growth", "mid cap value", "large cap growth", "large cap value", "small cap blend", "mid cap blend", "large cap blend", "domestic hybrid", and more. There are funds emphasizing yield. These incorporate "income" in their name -- "small cap growth and income", "mid cap growth and income", and so on. It's enough to give you the flu. No one should invest on this basis, but, unfortunately, many people do. They not only divide their assets among funds based upon meaningless capitalization classes, but jump from one fund to another, trying to catch the market sector just about to take off. Unfortunately, this activity, while popular with Wall Street, load fund sponsors and commission-based financial

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--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PERFORMANCE

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------
planners, is an expensive waste of time for investors. IBM may or may not be a better investment than Liberty Bank. The way to find out is to analyze the companies' economic fundamentals, not compare the size of their respective market capitalizations. The Torray Fund owns a number of large capitalization stocks. General Electric's market value, for example, is $165 billion, (1.65 billion shares outstanding at $100 each). AT&T's is $62 billion, (1.6 billion shares trading at $39). We also hold a few medium and smaller sized issues. In each case the investment reflects our confidence in the business. It has nothing to do with the value the combined shares command on the stock exchanges.

     On the other subject, a lot has been written on the risks of investing in stocks and mutual funds. We think much of it is off-base. Our concept of risk is simple. We see three types: "systemic", "market", and "business". The first two should not worry investors unduly. In an investment context, "systemic risk" refers to the possibility of a widespread financial collapse which would likely ruin the value of most investments. You will probably agree this is a long shot, and, in any event, there is no practical defense against it, so why worry? "Market risk", in plain English, is the chance that when you want to sell, you won't like the price. This experience is not unique to investors in stocks, as many homeowners, art collectors and others have learned. In order to be successful, investors must accept the fact that although stocks rise over long periods, they can sell at virtually any price in the short run. Those who have a low tolerance for fluctuating prices should probably limit their investment in stocks and mutual funds. Investors able to ignore the market's ups and downs, however, can be confident they are not risking permanent loss when they buy shares in quality companies, or mutual funds which do the same. Finally, there is "business risk". This one should be taken seriously. It is the chance that something permanent goes wrong with a company. When it does, shareholders lose money every time. How much, depends on how big the problem is. The same goes for mutual funds except that their riskiness depends on the fortunes not of a single company, but many. Funds comprised of high quality businesses should entail little, if any, overall risk except for shareholders who choose to sell in a down market. Those holding lesser companies involve risks proportionate to the weaknesses in the various businesses. In order to avoid business risk, investors should simply steer clear of inferior companies and funds which invest in them.

     Shifting gears, I want to comment on a January 24, 1997 Wall Street Journal article headed "Best Fund Managers Have Lowest Ages and Highest SATs, Researchers Find". As my partner, Doug Eby, says -- "Just when you think you've seen it all." The researchers are

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--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PERFORMANCE

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------
an associate professor at MIT and an assistant professor at the University of Chicago graduate school. Their study appeared in a National Bureau of Economic Research paper titled "Are Some Mutual Fund Managers Better Than Others". We tend to think so. The study found that younger managers earn higher returns than older ones, and managers who attend undergraduate schools with higher average Scholastic Assessment Test scores produce better performance than those from less selective schools. As one of the professors summed it up, "Guys from better schools are doing better." Whoa! It went on to say that a manager from Princeton is "expected to outperform a manager from the University of Florida by about" -- hold your breath -- "one percentage point per year." The professors aren't sure why. They say maybe the graduates of top schools are just smarter, better educated and more connected; or perhaps they end up at better fund companies with resources to help them beat the competition. MBA's only enhance results by 60 basis points over non-MBA's (a basis point is one one-hundredth of one percent). The article doesn't say whether a manager from a lower SAT college who later gets an MBA would perform only 40 basis points a year worse than a Princeton grad; or whether a Princetonian with an MBA from another school should make 160 basis points (1.60%) a year more than the graduate from Florida. The bad news for Torray Fund shareholders is that lower performance is expected from older managers. The professors say that a 26 year-old is expected to generate returns annually that are 4.6 percentage points higher than an 80 year-old. I'm not 80, but I know someone who is. Actually he's 89. His name is John Kirkpatrick. I believe I'll ask him what he thinks about this. His $20 million investment in Liberty Bank, made at the age of 82, is now worth over $100 million.

     Unfortunately, academic studies like this one are but a flake in the blizzard of crazy ideas causing educational white-out for the average investor. Among other things, they promote the notion, much beloved by fund complexes and portfolio managers, but nevertheless false, that investment success is associated with brilliance, cleverness, and special insights. Looking around, I see none of these qualities in our company. Yet, according to the fund rating service, Morningstar, your fund ranks number 6 out of all 325 growth funds for the last five years, and number 5 of 571 for three years. We think experience, common sense and patience are what count in the investment business. According to the Investment Company Institute, though, the average mutual fund manager is 29 years old and has just 3.7 years of experience; moreover, fund industry turnover approaches 100% annually. These statistics hardly suggest experience, common sense and patience. The truth is that too many fund managers are locked in a contest to outguess each other; and now comes a study claiming that age and SAT scores will tell us in

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THE TORRAY FUND
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PERFORMANCE

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------
advance which ones should make the best guessers. Well, they can guess all they want for as long as they choose. In the end, no fund, regardless of how clever its manager, or how much its investments are swapped with other funds, will ever create enduring financial values exceeding those accumulating in the businesses they own. Since mutual funds own virtually every stock in America, they are collectively, one giant index fund which can only realize the values building in all of the companies in the market, minus the expenses they impose on investors. Interestingly, while these charges average 1.43% annually for domestic stock funds, the funds underperformed the market by 1.60% per year over the last five years. Perhaps we need a study to tell us where the other 17 basis points went.

     I have left the most important message for last. The Torray Fund, as noted, has compounded at more than 20% per year for six years. ANY INVESTMENT CAPABLE OF PRODUCING SUCH A RESULT CAN ALSO GO DOWN -- not long term, but at least for a while. Please remember this. Also, believe me when I tell you that most stock prices today are ahead of economic fundamentals. In plain language, that means they are expensive. We would not even consider buying some of the stocks in our fund at their current levels. However, we are not selling them, either. Remember, VALUE DERIVES FROM THE BUSINESS, NOT FROM THE STOCK. We like the businesses we own. Even those which may be overpriced today should be worth more in three to five years. Why sell them, pay taxes on the profit, and run the risk that we can't find good replacements? Doing so gets investors in trouble every time.

     We thank you again for your investment in our fund. It is deeply appreciated. I also want to express gratitude to our trustees, officers and employees. They continue to do an outstanding job on our mutual behalf.

                                          Sincerely,
                                          /s/ Robert E. Torray
                                          Robert E. Torray
                                          President
                                          The Torray Corporation

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THE TORRAY FUND
--------------------------------------------------------------------------------

PERFORMANCE DATA

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

      TOTAL RATES OF RETURN ON HYPOTHETICAL $10,000 INVESTMENT VS. S&P 500

                          FOR YEAR ENDED DECEMBER 31:

                              Rates of Return - %

                          1991       1992       1993       1994       1995       1996      6 YEARS
                         ------     ------     ------     ------     ------     ------     -------
THE TORRAY FUND          19.98%     21.04%      6.37%     2.41%      50.41%     29.09%    207.16%
S&P 500                  30.48%      7.66%     10.09%     1.30%      37.54%     22.98%    164.98%

                                    [GRAPH]

  Fund returns are after all expenses. Returns of both the Torray Fund and the
                 S&P 500 assume reinvestment of all dividends.

             Past performance is not predictive of future results.

SEE MANAGEMENT'S DISCUSSION OF PERFORMANCE.

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THE TORRAY FUND
--------------------------------------------------------------------------------

PERFORMANCE DATA

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

   CHANGE IN VALUE OF $10,000 INVESTED ON DECEMBER 31, 1990 (COMMENCEMENT OF
                                  OPERATIONS)

             (ASSUMING REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS)

                         12/31/90      1991        1992        1993        1994        1995        1996
                         --------     -------     -------     -------     -------     -------     -------
THE TORRAY FUND          $10,000      $11,999     $14,523     $15,448     $15,821     $23,796     $30,719
S&P 500                  $10,000      $13,048     $14,047     $15,465     $15,666     $21,547     $26,499

                                    [GRAPH]

   Fund returns are after all expenses. Past performance is not predictive of future results.

                          AVERAGE ANNUAL TOTAL RETURNS

                     (FOR PERIODS ENDED DECEMBER 31, 1996)

                1 Year     2 Years     3 Years     4 Years     5 Years     6 Years
                ------     -------     -------     -------     -------     -------
TORRAY FUND     29.09 %     39.35%      25.75%      20.60%      20.69%      20.56%
S&P 500         22.98 %     30.06%      19.66%      17.19%      15.21%      17.62%

SEE MANAGEMENT'S DISCUSSION OF PERFORMANCE.

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THE TORRAY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

       PRINCIPAL AMOUNT
          OR SHARES                                                    MARKET VALUE
-----------------------                                                ------------

U.S. GOVERNMENT OBLIGATIONS 1.18%
                700,000  U.S. Treasury Bill                            $    689,556
                         5.11% due 04/17/97
                600,000  U.S. Treasury Bill                                 577,770
                         5.57% due 09/18/97
                110,000  U.S. Treasury Bill                                 105,488
                         5.34% due 10/16/97
                                                                       ------------
TOTAL U.S . GOVERNMENT OBLIGATIONS                                        1,372,814
                                                                       ------------
  (amortized cost 1,373,637)

COMMON STOCK 99.53%
       15.35% CONSUMER PRODUCTS
                 70,000  Dreyer's Grand Ice Cream, Inc.                   2,030,000
                 68,000  Interstate Bakeries Corporation                  3,340,500
                 42,000  Kimberly-Clark Corporation                       4,000,500
                 84,000  Mattel, Inc.                                     2,331,000
                 27,000  Philip Morris Companies, Inc.                    3,040,875
                 43,000  Ralston Purina Group                             3,155,125
                                                                       ------------
                                                                         17,898,000
       11.99% HEALTHCARE
                 12,000  American Home Products Corporation                 703,500
                 10,000  Bristol-Myers Squibb Company                     1,087,500
                 70,000  Chiron Corporation*                              1,303,750
                 46,000  Guidant Corporation                              2,622,000
                 34,000  Johnson & Johnson                                1,691,500
                 40,000  Lilly (Eli) and Company                          2,920,000
                 45,000  St. Jude Medical, Inc.*                          1,918,125
                 79,000  Tenet Healthcare Corporation*                    1,728,125
                                                                       ------------
                                                                         13,974,500
       4.16% MEDIA & ENTERTAINMENT
                 50,000  Cox Communications, Inc. Class A*                1,156,250
                 23,000  Disney (Walt) Company                            1,601,375
                160,000  Tele-Communications, Inc. Class A*               2,090,000
                                                                       ------------
                                                                          4,847,625

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SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

       2.94% DEPARTMENT STORES
                 60,000  Federated Department Stores, Inc.*               2,047,500
                 30,000  Harcourt General, Inc.                           1,383,750
                                                                       ------------
                                                                          3,431,250
       9.74% AEROSPACE/DEFENSE/ELECTRONICS
                 10,000  Boeing Company, The                              1,063,750
                 51,000  General Dynamics Corporation                     3,595,500
                 13,000  General Electric Company                         1,285,375
                 32,000  Lockheed Martin Corporation                      2,928,000
                 30,000  Northrop Grumman Corporation                     2,482,500
                                                                       ------------
                                                                         11,355,125
       6.72% COMPUTER SYSTEMS & INTEGRATION
                 80,000  Electronic Data Systems Corporation              3,460,000
                 29,000  IBM Corporation                                  4,379,000
                                                                       ------------
                                                                          7,839,000
       9.74% COMMUNICATIONS EQUIPMENT
                 38,000  Hughes Electronics Corporation                   2,137,500
                260,000  Loral Space & Communications Ltd.*               4,777,500
                 23,009  Lucent Technologies, Inc.                        1,064,166
                 55,000  Motorola, Inc.                                   3,375,625
                                                                       ------------
                                                                         11,354,791
       6.58% LONG DISTANCE/TELECOMMUNICATIONS
                175,000  AT&T Corporation                                 7,669,200

       2.58% PACKAGING
                 55,300  Crown Cork & Seal Co., Inc.                      3,006,938

       1.59% CONSTRUCTION AGGREGATES
                 80,000  Martin Marietta Materials, Inc.                  1,860,000

       4.36% CHEMICALS
                 45,000  Eastman Chemical Company                         2,486,250
                 63,800  Morton International, Inc.                       2,599,850
                                                                       ------------
                                                                          5,086,100
       12.82% BANKING
                 32,000  Citicorp                                         3,296,000
                 27,184  First American Corp. (Tenn)                      1,566,478
                 96,000  Liberty Bancorp Inc. (Okla)                      4,776,000
                 55,000  Mellon Bank Corporation                          3,905,000
                103,736  Southern Financial Bancorp, Inc.                 1,400,436
                                                                       ------------
                                                                         14,943,914

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

10.96% MISCELLANEOUS FINANCIAL
                 33,000  American Express Company                         1,864,500
                125,000  Salomon, Inc.                                    5,890,625
                 54,000  Student Loan Marketing (New VTG)                 5,028,750
                                                                       ------------
                                                                         12,783,875

TOTAL COMMON STOCK 99.53%
  (cost 86,372,839)                                                     116,050,318
                                                                       ------------

TOTAL PORTFOLIO SECURITIES 100.71%                                      117,423,132
  (amortized cost 87,746,476)

OTHER ASSETS LESS LIABILITIES (0.71%)                                     (830,111)
                                                                       ------------

NET ASSETS 100.00%                                                     $116,593,021
                                                                       ------------
                                                                       ------------

FIVE LARGEST HOLDINGS
     AT&T Corporation
     Salomon, Inc.
     Student Loan Marketing (VTG)
     Loral Space & Communications Ltd.*
     Liberty Bancorp (Okla)

* Non-Income Producing Security

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
     Investments in securities at value
       (amortized cost $87,746,476)                     $117,423,132
     Cash                                                     34,566
     Receivable for securities sold                           15,281
     Subscriptions receivable                                281,132
     Interest and dividends receivable                       185,135
                                                        ------------

     TOTAL ASSETS                                        117,939,246
                                                        ------------

LIABILITIES
     Payable for securities purchased                      1,259,918
     Redemptions payable                                      86,307
                                                        ------------

     TOTAL LIABILITIES                                     1,346,225
                                                        ------------

NET ASSETS                                              $116,593,021
                                                        ------------
                                                        ------------

     Shares of beneficial interest
       ($1 stated value, 4,623,502 shares
       outstanding, unlimited shares authorized)        $  4,623,502
     Paid-in-capital in excess of par                     82,296,499
     Undistributed net investment income                         (80)
     Undistributed net realized gains                         (3,556)
     Net unrealized appreciation of investments           29,676,656
                                                        ------------

NET ASSETS                                              $116,593,021
                                                        ------------
                                                        ------------

       PER SHARE                                        $     25.220
                                                        ------------
                                                        ------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Interest income                          $    61,232
     Dividend income                            1,501,147
                                              -----------
       Total income                             1,562,379

EXPENSES
     Management fees                              732,902
     Other expenses:
     Legal fees                  $ 30,457
     Transfer agent fees           33,004
     Audit fees                    25,476
     Registration & filing
       fees                        53,308
     Custodian's fees              21,447
     Trustees' fees                13,400
     Printing                      19,314
     Insurance                      2,475
     Miscellaneous                     64
                                 --------
       Total                      198,945
     Expense reimbursement        (15,537)        183,408
                                 --------     -----------
       Total expenses                             916,310
                                              -----------

NET INVESTMENT INCOME                             646,069

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
     Net realized gain on
       investments                              2,377,790
     Net change in unrealized
       gain                                    16,868,896
                                              -----------
       Net gain on
          investments                          19,246,686
                                              -----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $19,892,755
                                              -----------
                                              -----------

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED:
--------------------------------------------------------------------------------

                                       12/31/96        12/31/95
                                     ------------     -----------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
       Net investment income         $    646,069     $   416,197
       Net realized gain on
          investments                   2,377,790         791,792
       Net change in unrealized
          gain                         16,868,896      11,564,512
                                     ------------     -----------
          Net increase in net
            assets from
            operations                 19,892,755      12,772,501

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
       Net investment income             (647,899)       (414,625)
       Net realized gains              (2,382,500)       (790,687)
                                     ------------     -----------
          Total distributions          (3,030,399)     (1,205,312)

SHARES OF BENEFICIAL INTEREST
       Increase from share
          transactions                 48,987,063      15,814,356
                                     ------------     -----------
          Total increase               65,849,419      27,381,545

Net assets -- beginning of period      50,743,602      23,362,057
                                     ------------     -----------

Net assets -- end of period          $116,593,021     $50,743,602
                                     ------------     -----------
                                     ------------     -----------

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS BELOW:
--------------------------------------------------------------------------------

PER SHARE DATA($)

                                            YEAR         YEAR         YEAR         YEAR         YEAR         YEAR       14 DAYS
                                           ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                          12/31/96     12/31/95     12/31/94     12/31/93     12/31/92     12/31/91     12/31/90
                                          --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 20.110     $ 13.755     $ 14.273     $ 13.743     $ 11.514     $  9.999     $ 10.000

    Income From Investment Operations
    Net Investment Income                    0.186        0.215        0.213        0.122        0.180        0.232        0.005
    Net Gains on Securities
      (both realized and unrealized)         5.642        6.674        0.130        0.745        2.229        1.728        0.000
                                          --------     --------     --------     --------     --------     --------     --------
      Total from Investment Operations       5.828        6.889        0.343        0.867        2.409        1.960        0.005

    Less Distributions
    Dividends (from Net Investment
      Income)                               (0.187)      (0.214)      (0.213)      (0.122)      (0.180)      (0.233)      (0.006)
    Distributions (from Capital Gains)      (0.531)      (0.320)      (0.648)      (0.215)       0.000       (0.212)       0.000
                                          --------     --------     --------     --------     --------     --------     --------
      Total Distributions                   (0.718)      (0.534)      (0.861)      (0.337)      (0.180)      (0.445)      (0.006)

NET ASSET VALUE, END OF PERIOD            $ 25.220     $ 20.110     $ 13.755     $ 14.273     $ 13.743     $ 11.514     $  9.999

TOTAL RETURN(3)                              29.09%       50.41%        2.41%        6.37%       21.04%       19.98%       (0.03%)

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period
      (000's omitted)                     $116,593     $ 50,744     $ 23,362     $ 19,666     $ 10,298     $  4,423     $    200
    Ratio of Expenses to Average
      Net Assets                              1.25%        1.25%        1.25%        1.25%        1.25%        1.25%        0.82%(1)
    Ratio of Net Income to Average
      Net Assets                              0.87%        1.31%        1.51%        0.94%        1.54%        2.43%        2.15%(1)
    Portfolio Turnover Rate                  20.95%       22.56%       36.63%       29.09%       37.09%       21.17%         n/a(2)
    Average Actual Commissions paid
      per share(4)                        $ 0.0871     $ 0.0813          n/a          n/a          n/a          n/a          n/a

     (1) Annualized

     (2) Not applicable. During the period December 18, 1990 through December 31, 1990 the Fund invested only in short term investments which are excluded from this ratio.

     (3) Past performance is not predictive of future performance.

     (4) Does not include spreads on shares traded on a principal basis.

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to, and transfer agent for the Fund.

     The initial capitalization of the Fund, $100,000, was provided on November 16, 1990 by Robert E. Torray who is an officer, director and shareholder of The Torray Corporation. The Fund commenced operations on December 18, 1990. All organizational expenses of the Fund (approximately $56,000), primarily legal fees and certain Blue Sky registration fees have been paid by The Torray Corporation and will not be reimbursed by the Fund. The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATION Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the first-in first-out basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

     FEDERAL INCOME TAXES The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

     NET ASSET VALUE The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

THE TORRAY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 2 -- MANAGEMENT CONTRACT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENTS

     The Torray Corporation currently guarantees that the overall annual expense ratio of the Fund will not exceed 1.25% of net assets. This ratio consists of a 1% management fee plus up to 0.25% of net assets covering all other expenses.

     Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays the Torray Corporation a management fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. During the twelve months ended December 31, 1996, The Torray Fund paid management fees of $732,902 (1% of assets).

     Excluding the management fee, other expenses incurred by the Fund during the twelve months ended December 31, 1996 totaled $198,945 of which $16,800 represents fees charged by The Torray Corporation for transfer agent and shareholder services. Pursuant to its guarantee, however, The Torray Corporation reimbursed the Fund $15,537 for expenses incurred in excess of $183,408 (.25% of assets) for the twelve months ended December 31, 1996. The remaining other expenses of $182,145 were paid to various independent agents, service providers, and federal and state agencies. These expenses include all costs associated with the Fund's operations including Independent Trustees' fees ($2,000 per annum and $100 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodians, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

     Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.

NOTE 3 -- PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the twelve months ended December 31, 1996 aggregated $64,986,556 and $14,377,889, respectively. Net unrealized appreciation of investments at December 31, 1996 includes aggregate unrealized gains of $30,139,414 and unrealized losses of $462,758.

THE TORRAY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:

                                         YEAR                          YEAR
                                        ENDED                          ENDED
                                       12/31/96                      12/31/95
                              --------------------------     -------------------------
                               SHARES          AMOUNT         SHARES         AMOUNT
                              ---------     ------------     ---------     -----------
Shares issued                 2,666,305     $ 60,693,638       937,270     $17,576,747
Reinvestment of dividends
  and distributions             109,550        2,717,587        55,960       1,054,067
Shares redeemed                (675,296)     (14,424,162)     (168,667)     (2,816,458)
                              ---------     ------------     ---------     -----------
                              2,100,559     $ 48,987,063       824,563     $15,814,356
                              ---------     ------------     ---------     -----------

     Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 730,984 shares or 15.81% of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
The Torray Fund
Bethesda, Maryland

     We have audited the accompanying statement of assets and liabilities and schedule of investments of The Torray Fund, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended and for the period from December 18, 1990 (commencement of operations) through December 31, 1990. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended and for the period from December 18, 1990 (commencement of operations) through December 31, 1990 in conformity with generally accepted accounting principles.

                                             /s/ Johnson Lambert & Co.
                                             JOHNSON LAMBERT & CO.

Bethesda, Maryland
January 22, 1997

                 This report is not authorized for distribution
                  to prospective investors unless preceded or
                      accompanied by a current prospectus.

                               INVESTMENT ADVISOR

                             The Torray Corporation
                          6610 Rockledge Dr. Suite 450
                            Bethesda, Maryland 20817

                                 LEGAL COUNSEL

                          Morgan, Lewis & Bockius, LLP
                              1800 M Street, N.W.
                             Washington, D.C. 20036

                              INDEPENDENT AUDITORS

                             Johnson Lambert & Co.
                            7500 Old Georgetown Road
                                   Suite 700
                            Bethesda, Maryland 20814

                                   CUSTODIAN

                          Rushmore Trust & Savings FSB
                              4922 Fairmont Avenue
                            Bethesda, Maryland 20814

                         TRANSFER AGENT & ADMINISTRATOR

                             The Torray Corporation
                          6610 Rockledge Dr. Suite 450
                            Bethesda, Maryland 20817